Supplement, dated July 19, 2007, to the
                 following Statements of Additional Information:

Statements of Additional Information, each dated February 1, 2007, for: Seligman
  Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman
   Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman TargetHorizon ETF Portfolios,
                                      Inc.

      Statements of Additional Information, each dated March 1, 2007, for:
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

         Statement of Additional Information, dated April 2, 2007, for:
                 Seligman LaSalle Real Estate Fund Series, Inc.

   Statements of Additional Information, each dated May 1, 2007, for: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock
Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth
 Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund,
   Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund
                          Series, Inc. (each, a "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in each Fund's Statement of Additional Information.

The following information supersedes and replaces item (6) under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares - CDSC Waivers" in each Fund's Statement of Additional Information:

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by Princeton Retirement Group, Paychex, or ADP Retirement Services, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates.